UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 20, 2019

McEWEN MINING INC.

(Exact name of registrant as specified in its charter)

Colorado (State or other jurisdiction of incorporation or organization)	001-33190 (Commission File Number)	84-0796160 (I.R.S. Employer Identification No.)

150 King Street West, Suite 2800

Toronto, Ontario, Canada  M5H 1J9

(Address of principal executive offices)  (Zip Code)

Registrant’s telephone number including area code:  (866) 441-0690

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐        Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐        Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐        Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐        Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	MUX	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry Into a Material Definitive Agreement.

On November 20, 2019, McEwen Mining Inc. (the “Company”) entered into an Underwriting Agreement (the “Underwriting Agreement”) with Roth Capital Partners, LLC (“Roth”) and Cantor Fitzgerald Canada Corporation, as representatives of the underwriters listed therein (the “Underwriters”), relating to an underwritten public offering of 37,750,000 units (the “Units”), each consisting of one share of common stock, no par value (the “Common Stock”), and one half of a warrant to purchase one share of Common Stock (the “Warrants”), at a price of $1.325 per Unit, for aggregate gross proceeds of approximately $50 million (the “Offering”). Each Warrant has an exercise price of $1.7225 per whole share of Common Stock, is immediately exercisable and is exercisable for five years from the date of the closing of the Offering.

Under the terms of the Underwriting Agreement, the Company granted the Underwriters a 30-day option to purchase up to an additional 5,662,500 shares of Common Stock and/or additional Warrants to purchase up to 2,831,250 shares of Common Stock. On November 21, 2019, the Underwriters exercised their option to purchase the additional Warrants in full, which were issued at the closing.

The Warrants contain provisions that prohibit exercise if the holder, together with its affiliates, would beneficially own in excess of 4.99% (or, upon election of the holder, 9.99%) of the number of shares of Common Stock outstanding immediately after giving effect to such exercise. The holder of the Warrants may increase or decrease this percentage by providing notice to the Company, but in no event may the percentage exceed 9.99%, provided that any increase in the beneficial ownership limitation will not be effective until 61 days following notice to the Company. In the event of certain corporate transactions, the holders of the Warrants will be entitled to receive, upon exercise of the Warrants, the kind and amount of securities, cash or other property that the holders would have received had they exercised the Warrants immediately prior to such transaction, and the holders of the Warrants will have the right to require the Company or the successor entity to purchase the Warrants for an amount of cash equal to, or, if the transaction is not within the Company’s control, the same type and form of consideration offered and paid to the holders of Common Stock in the transaction with a value equal to, the Black-Scholes value of the remaining unexercised portion of the Warrants. The Warrants do not contain voting rights or any of the other rights or privileges as a holder of Common Stock, except as set forth in the Warrants.

The Underwriting Agreement contains customary representations, warranties and agreements by the Company, customary conditions to closing, indemnification obligations of the Company and the Underwriters, including for liabilities arising under the Securities Act of 1933, as amended, other obligations of the parties and termination provisions. The Underwriting Agreement has been filed with this Current Report on Form 8-K to provide investors and security holders with information regarding its terms. It is not intended to provide any other factual information about the Company. The representations, warranties and covenants contained in the Underwriting Agreement were made only for purposes of such agreement and as of specific dates, were solely for the benefit of the parties to such agreement, and may be subject to limitations agreed upon by the contracting parties

The Offering closed on November 22, 2019. Gross proceeds to the Company from the Offering are expected to be approximately $50 million, before deducting underwriting discounts and commissions and other estimated offering expenses payable by the Company and assuming that none of the Warrants issued in the Offering are exercised. All of the securities in the Offering are being sold by the Company.

The securities were offered and sold pursuant to the Company’s existing shelf registration statement on Form S-3 (File No. 333-224476), which was initially filed with the Securities and Exchange Commission (the “SEC”) on April 27, 2018 and declared effective by the SEC on July 6, 2018. The Company has filed a prospectus supplement, dated November 20, 2019, with the SEC in connection with the sale of the securities in the Offering.

The preceding summary of the Underwriting Agreement and Warrants is qualified in its entirety by reference to the full text of the Underwriting Agreement and the Form of Warrant, copies of which are attached as Exhibit 1.1 and Exhibit 4.1 hereto and incorporated herein by reference. A copy of the legal opinion of Hogan Lovells US LLP relating to the validity of the securities being offered by the Company is attached as Exhibit 5.1 hereto and is filed with reference to, and is hereby incorporated by reference into, the Registration Statement.

Item 7.01	Regulation FD Disclosure.

On November 22, 2019, the Company issued a press release announcing the closing of the Offering. A copy of the press release is furnished herewith as Exhibit 99.1.

The information furnished under this Item 7.01, including the press release, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by reference to such filing.

Item 9.01	Financial Statements and Exhibits.

(d)   Exhibits.

Exhibit No.	Description
1.1	Underwriting Agreement, dated November 20, 2019, among the Company, Roth Capital Partners, LLC and Cantor Fitzgerald Canada Corporation as representatives of the underwriters listed therein.
4.1	Form of Warrant.
5.1	Opinion of Hogan Lovells US LLP.
23.1	Consent of Hogan Lovells US LLP (included in Exhibit 5.1).
99.1	Press release dated November 22, 2019.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

McEWEN MINING INC.

Date: November 22, 2019	By:	/s/ Carmen Diges
Carmen Diges, General Counsel

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